EXHIBIT 10.1

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

FPA/PRIP GOVERNOR PARK, LLC

a Delaware limited liability company

THIS FIRST AMENDMENT TO LIABILITY COMPANY AGREEMENT, dated as of December 19, 2008 (the “Effective Date”), amends that certain Limited Liability Company Agreement of FPA/PRIP GOVERNOR PARK, LLC, a Delaware limited liability company (the “Company”) dated December 19, 2008 (the “LLC Agreement”) and is made and entered into by FPA GOVERNOR PARK INVESTORS, LLC, a Delaware limited liability company (the “FPA Member”), and PRIP 5060/6310, LLC, a Delaware limited liability company (the “Paladin Member”) (collectively, the FPA Member and the Paladin Member are referred to herein as the “Members”) with reference to the following facts:

The Members hereby amend the LLC Agreement, effective as of the Effective Date, as follows:

1. Section 11.65 of the LLC Agreement hereby is deleted in its entirety and replaced with the following:

11.65 Project Shortfall

The term “Project Shortfall” means any and all cash necessary, as determined by the Management Committee, to provide sufficient funds for payment of any of the following: (i) repairs resulting from any uninsured casualty or damage or destruction to the Project, (ii) operating deficits of the Project, and (iii) any amounts required to be paid to MIREF Governor Finance, LLC (or its successor or assign), the mortgage lender for the Project, to reduce the principal amount of its mortgage loan so as to enable the Company to satisfy the conditions for the exercise of any option to extend the term of such mortgage loan pursuant to the provisions of such mortgage loan.

2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the LLC Agreement shall remain unmodified and continue in full force and effect and, as amended hereby, all of the terms, covenants, provisions and conditions of the LLC Agreement hereby are ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the Members have executed this Agreement on March 25, 2009 and effective as of the Effective Date.

“Paladin Member”

PRIP 5060/6310, LLC, a Delaware limited liability company

By:	Paladin Realty Income Properties, L.P., a Delaware limited partnership

	By:	Paladin Realty Income Properties, Inc., a Maryland corporation, its general partner

		By:	/s/ William K. Dunbar
William K. Dunbar, Chief Investment Officer

“FPA Member”

FPA Governor Park Investors, LLC, a Delaware limited liability company

	By:	GF GOVERNOR PARK, LLC, a Delaware limited liability company, its Manager

		By:	/s/ Michael B. Earl
Michael Earl, Manager

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